Exhibit 10.1
[Execution]
THIRD AMENDMENT TO ABL CREDIT AGREEMENT
This THIRD AMENDMENT TO ABL CREDIT AGREEMENT, dated as of July 22, 2022 (this “Amendment”), is entered into by and among SMART SAND, INC., a Delaware corporation (“Parent”), the other Borrowers party hereto, each Guarantor party hereto, the Lenders party hereto, and JEFFERIES FINANCE LLC, as agent (in such capacity, including any successor thereto, the “Agent”) for the Lenders, and is made with reference to the Credit Agreement referred to below.
PRELIMINARY STATEMENTS
WHEREAS, Parent, the other Borrowers party hereto, the Guarantors party hereto, the Agent and the Lenders have entered into that certain ABL Credit Agreement dated as of December 13, 2019, as amended by that certain First Amendment to ABL Credit Agreement dated as of July 8, 2020 and that certain Second Amendment to ABL Credit Agreement dated as of September 18, 2020 (as may be further amended, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”);
WHEREAS, Borrowers have requested that the Agent and the Lenders make certain amendments to the Credit Agreement which the Agent and the Lenders have agreed to make, subject to the terms and provisions set forth in this Amendment.
NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1. Definitions. Except as otherwise defined herein, capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.
SECTION 2. Additional Definitions. Section 1.01 to the Credit Agreement is hereby amended by adding thereto, in addition and not in limitation, the following defined terms:
(a)“Amendment No. 3” shall mean the Third Amendment to ABL Credit Agreement, dated as of July __, 2022, by and among the Borrowers party thereto, the Guarantors party thereto, the Agent and the Lenders party thereto.
(b)“Amendment No. 3 Effective Date” shall mean July 22, 2022.
SECTION 3. Amendments to Section 6.05(b). Section 6.05(b) of the Credit Agreement is hereby amended by deleting the word “and” at the end of clause (v), replacing the period at the end of clause (vi) with “; and”, and adding a new clause (vii) as follows:
“(vii)    any Asset Sale consisting of the issuance or sale of Equity Interests to a Person in connection with any transaction otherwise permitted under this Agreement so long as, after giving effect thereto, no Change of Control shall occur.”
SECTION 4. Conditions to Effectiveness. This Amendment shall become effective only upon the satisfaction of all of the following conditions precedent:
(c)The execution and delivery of this Amendment by the Agent, the Lenders and each Loan Party; and

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(d)Borrowers shall have paid to the Agent all fees, costs and expenses incurred by the Agent in connection with the preparation, execution and delivery of this Amendment (including, without limitation, reasonable attorneys’ fees).
SECTION 5. Representations and Warranties. In order to induce the Agent and the Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, each Loan Party hereby represents and warrants to the Agent and the Lenders that, on and as of the Amendment No. 3 Effective Date:
(e)(i) each Loan Party has the power and authority to execute, deliver this Amendment and perform its obligations under this Amendment and the Credit Agreement, (ii) this Amendment has been duly authorized by all requisite corporate, partnership, limited liability company, and, if required, stockholder, partner or member action, as applicable, of each Loan Party, and (iii) this Amendment has been duly executed and delivered by each Loan Party;
(f)this Amendment constitutes a legal, valid and binding obligation of each Loan Party enforceable against such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;
(g)each Loan Party’s execution, delivery and performance of this Amendment and each Loan Party’s performance of the Credit Agreement (i) will not violate any provision of the certificate or articles of incorporation or certificate of formation or other constitutive documents or by-laws, partnership agreement or limited liability company agreement of such Loan Party, (ii) (A) any provision of law, statute, rule or regulation, (B) any order of or undertaking with any Governmental Authority or (C) any provision of any indenture, agreement or other instrument to which any Loan Party is a party or by which any of them or any of their property is bound, except such violation as could not reasonably be expected to have a Material Adverse Effect, (iii) will not be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under, or give rise to any right to accelerate or to require the prepayment, repurchase or redemption of any obligation under any such indenture, agreement or other instrument, except where the consequences thereof could not reasonably be expected to have a Material Adverse Effect, or (iv) will not require any consent or approval of, registration or filing with, certificate, certification, permit, license or authorization from, or any other action by any Governmental Authority, in each case, except for (A) such as have been made or obtained and are in full force and effect and (B) those, which the failure to obtain could not reasonably be expected to have a Material Adverse Effect;
(h)at the time of and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing or would result therefrom; and
(i)the representations and warranties set forth in Article III of the Credit Agreement and in each other Loan Document are true and correct in all material respects on and as of the Amendment No. 3 Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date; provided that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language is (or was) true and correct (after giving effect to any qualification contained therein) in all respects.
SECTION 6. Reference to and Effect on the Credit Agreement.

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(j)Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Agent, any Lender or any Secured Party under the Credit Agreement or any Loan Documents, and shall not alter, modify, amend or in any way affect any of the Obligations or any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any Loan Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the Obligations or any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any Loan Documents in similar or different circumstances.
(k)On the Amendment No. 3 Effective Date, the Credit Agreement shall be amended as provided herein. On and after the Amendment No. 3 Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import referring to the Credit Agreement, and each reference in the Loan Documents to the “Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment. The parties hereto acknowledge and agree that: (i) this Amendment and any other document or instrument executed and delivered in connection herewith do not constitute a novation or termination of the Obligations as in effect prior to the Amendment No. 3 Effective Date; (ii) the Obligations are in all respects continuing with only the terms thereof being modified to the extent provided in this Amendment; and (iii) the guarantees and the Liens and security interests as granted or purported to be granted under or pursuant to the Credit Agreement and the Loan Documents securing payment of the Obligations are in all such respects continuing in full force and effect and secure the payment of the Obligations as provided therein.
SECTION 7. Severability. In the event any one or more of the provisions contained in this Amendment should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
SECTION 8. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract and shall become effective as provided in Section 6. Delivery of an executed signature page to this Amendment by facsimile or other customary means of electronic transmission, including by PDF file, shall be as effective as delivery of a manually signed counterpart of this Agreement.
SECTION 9. Successors and Assigns. Whenever in this Amendment any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of Loan Parties, the Agent, the Issuing Banks or the Lenders that are contained in this Amendment shall bind and inure to the benefit of their respective permitted successors and assigns.
SECTION 10. Governing Law; Miscellaneous. This Amendment, and the rights and obligations of the parties under this Amendment, shall be governed by, and construed and interpreted in accordance with, the law of the State of New York. The provisions of Sections 9.07, 9.11 and 9.15 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis, and shall apply with like effect to this Amendment as if fully set forth herein.

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SECTION 11. Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.
[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.
SMART SAND, INC.,
as Parent, a Borrower and
Administrative Loan Party

By:        /s/ Lee E. Beckelman
Name: Lee E. Beckelman
Title: Chief Financial Officer

SMART SAND OAKDALE LLC,
as a Borrower

By:    SMART SAND, INC.,
its sole Member

By:        /s/ Lee E. Beckelman
    Name: Lee E. Beckelman
    Title: Chief Financial Officer

QUICKTHREE TECHNOLOGY, LLC,
as a Borrower

By:    SMART SAND, INC.,
its sole Member

By:        /s/ Lee E. Beckelman
    Name: Lee E. Beckelman
    Title: Chief Financial Officer

SSI BAKKEN I, LLC,
as a Borrower

By:    SMART SAND, INC.,
its sole Member

By:        /s/ Lee E. Beckelman
    Name: Lee E. Beckelman
    Title: Chief Financial Officer

SMART SAND HIXTON LLC,
as a Subsidiary Guarantor

By:    SMART SAND, INC.,
its sole Member

By:        /s/ Lee E. Beckelman
    Name: Lee E. Beckelman
    Title: Chief Financial Officer
[Signature Page to Third Amendment to ABL Credit Agreement]

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FAIRVIEW CRANBERRY COMPANY, LLC.,
as a Subsidiary Guarantor

By:    SMART SAND, INC.,
its Manager

By:        /s/ Lee E. Beckelman
    Name: Lee E. Beckelman
    Title: Chief Financial Officer

WILL LOGISTICS, LLC.,
as a Subsidiary Guarantor

By:    SMART SAND, INC.,
its Manager

By:        /s/ Lee E. Beckelman
    Name: Lee E. Beckelman
    Title: Chief Financial Officer

SSI OIL AND GAS PROPPANTS, LLC
as a Borrower

By:    SMART SAND, INC.,
its Manager

By:        /s/ Lee E. Beckelman
    Name: Lee E. Beckelman
    Title: Chief Financial Officer

SSI OIL AND GAS PROPPANTS HOLDINGS, LLC
as a Borrower

By:    SMART SAND, INC.,
its Manager

By:        /s/ Lee E. Beckelman
    Name: Lee E. Beckelman
    Title: Chief Financial Officer

NORTHERN WHITE SAND LLC
as a Borrower

By:    SMART SAND, INC.,
its Manager
[Signature Page to Third Amendment to ABL Credit Agreement]

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By:        /s/ Lee E. Beckelman
    Name: Lee E. Beckelman
    Title: Chief Financial Officer

CRS PROPPANTS LLC,
as a Borrower

By:    SMART SAND, INC.,
its Manager

By:        /s/ Lee E. Beckelman
    Name: Lee E. Beckelman
    Title: Chief Financial Officer

SMART SAND BLAIR, LLC,
as a Borrower

By:        /s/ Lee E. Beckelman
    Name: Lee E. Beckelman
    Title: Chief Financial Officer

[Signature Page to Third Amendment to ABL Credit Agreement]

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JEFFERIES FINANCE LLC,
as Agent

By: /s/ J. R. Young
Name: J.R. Young
Title: Managing Director

JFIN BUSINESS CREDIT FUND I LLC,
as Sole Lender

By: /s/ J. R. Young
Name: J.R. Young
Title: Managing Director

[Signature Page to Third Amendment to ABL Credit Agreement]

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